Exhibit 10.3

FIRST AMENDMENT

TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 28, 2007, is by and among INFRASTRUX GROUP, INC., a Washington corporation (herein, together with its successors and assigns, the “Borrower”), INFRASTRUX HOLDINGS, LLC, a Delaware limited liability company (herein, together with its successor and assigns, (the “Parent”), each Subsidiary Guarantor signatory hereto, the Lenders signatories hereto, and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as the administrative agent for the Lenders (the “Administrative Agent”), the Swing Line Lender and an Issuing Bank.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of November 3, 2006 (the “Existing Credit Agreement”) by and among the Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Administrative Agent, the Lenders provided a term loan facility and a revolving credit facility to the Borrower;

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to make such amendments upon the terms and conditions contained in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Additional Equity” means $50,000,000 in good and immediately available Dollars received from the Parent as additional cash equity.

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment Effective Date” is defined in Subpart 3.1.

SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on the First Amendment Effective Date (and subject to the occurrence of the conditions set forth in Part III), the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

SUBPART 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended by

(a) adding the following definitions in the appropriate alphabetical order:

“Additional Prepayment Date” has the meaning provided in Section 2.13(b)(xiv).

“First Amendment” means that certain First Amendment to the Credit Agreement dated as of September 28, 2007 by and among the parties to this Agreement.

“First Amendment Effective Date” means September 28, 2007.

“First Amendment Fees and Expenses” means the sum of the amount required to be paid by the Borrower pursuant to (i) Subpart 3.3 of the First Amendment and (ii) Subpart 3.4 of the First Amendment.

“Supplemental Cash Interest Amounts” means all Supplemental Revolver Cash Amounts and all Supplemental Term Loan Cash Amounts.

“Supplemental Revolver Cash Amount” has the meaning provided in Section 2.09(h)(i).

“Supplemental Term Loan Cash Amount” has the meaning provided in Section 2.09(h)(ii).

“Supplemental Term Loan Deferred Fee Amount” has the meaning provided in Section 2.09(h)(ii).

“Supplemental Interest Termination Date” means the third Business Day after the date when the Borrower has both (a) paid in full in good and immediately available Dollars (i) all Supplemental Term Loan Deferred Fee Amounts (including without limitation all Supplemental Term Loan Deferred Fee Amounts that have accrued but are not yet due and all interest on the Supplemental Term Loan Deferred Fee Amounts, in each case, regardless of whether the Supplemental Term Loan Deferred Fee Amounts have been capitalized as Term Loans) and (ii) all Supplemental Cash Interest Amounts that have accrued and are unpaid, regardless of whether such Supplemental Cash Interest Amounts are due and (b) delivered written notice to the Administrative Agent (in form an substance reasonably satisfactory to the Administrative Agent) that it elects to cease payment of supplemental interest on the Loans as provided in Section 2.09(h); provided that it shall be a further condition of the occurrence of the Supplemental Interest Termination Date that (x) no Default or Event of Default shall have occurred and be continuing as of such date, (y) the Borrower shall have been in compliance with the financial covenants set forth in Section 7.07 (after giving effect to the occurrence of the Supplemental Interest Termination Date) as established by the Required Financial Information as of the end of the fiscal quarter ending immediately preceding such date and (z) the Borrower shall have provided the Administrative Agent any other supporting information regarding its compliance with such financial covenants as of the end of such fiscal quarter as the Administrative Agent shall reasonably request.

(b) adding the following new text after the close parenthesis and before the period at the end of the definition of “Consolidated Interest Expense”:

; provided, however, that in no event shall any Supplemental Term Loan Deferred Fee Amount be included in any determination of Consolidated Interest Expense

SUBPART 2.2. Supplemental Interest. Section 2.09(d) of the Existing Credit Agreement is amended by replacing “Notwithstanding the above provisions,” with “Notwithstanding the above provisions and Section 2.09(h),” and the following is hereby added to the Existing Credit Agreement as Section 2.09(h):

(h) Supplemental Interest.

(i) Revolving Loans and Swing Loans. In addition to the interest required pursuant to Section 2.09(a), Section 2.09(c), Section 2.09(d) and/or any other provision of this Agreement or the other Loan Documents, the Borrower shall from and including the First Amendment Effective Date until and through the Supplemental Interest Termination Date make an additional cash payment on the outstanding principal amount of each Revolving Loan and each Swing Loan made by each Lender in an amount equal to either (A) 1.25% per annum or (B) so long as the Total Leverage Ratio of the Borrower and its Subsidiaries as of the end of the immediately preceding fiscal quarter, as established by the Required Financial Information (delivered in accordance with the terms and conditions herein), is less than 4.75 to 1.00, 1.00% per annum of the principal amount of each such outstanding Revolving Loan or Swing Loan, as applicable (the “Supplemental Revolver Cash Amount”). The rate for calculating the Supplemental Revolver Cash Amount shall be deemed to be 1.25% per annum as of and including the First Amendment Effective Date; after delivery of the Required Financial Information for the Borrower’s fiscal quarter ending September 30, 2007, such rate shall be determined pursuant to the provisions above. The Supplemental Revolver Cash Amount shall be paid on the date of the interest payments for the applicable Revolving Loan or Swing Loan as provided in Section 2.09(e). In addition to the payment dates specified in Section 2.09(e), on the Supplemental Interest Termination Date, the Borrower shall pay all outstanding Supplemental Revolver Cash Amounts on all Revolving Loans and Swing Loans as specified in the definition of Supplemental Interest Termination Date.

(ii) Term Loan. In addition to the interest required pursuant to Section 2.09(b), Section 2.09(d) and/or or any other provision of this Agreement or the other Loan Documents, the Borrower shall from and including the First Amendment Effective Date until and through the Supplemental Interest Termination Date (A) make an additional cash payment on the outstanding principal amount of each Term Loan made by each Lender in an amount equal to either (I) 0.75% per annum or (II) so long as the Total Leverage Ratio of the Borrower and its Subsidiaries as of the end of the immediately preceding fiscal quarter, as established by the Required Financial Information (delivered in accordance with the terms and conditions herein), is less than 4.75 to 1.00, 0.50% per annum of the principal amount of each such outstanding Loan (the “Supplemental Term Loan Cash Amount”) and (B) increase the then outstanding principal of each Term Loan by an amount equal to 0.50% per annum of the principal amount of each such outstanding Loan (the “Supplemental Term Loan Deferred Fee Amount”). The rate for calculating the Supplemental Term Loan Cash Amount shall be deemed to be 0.75% per annum as of and including the First Amendment Effective Date; after delivery of the Required Financial Information for the Borrower’s fiscal quarter ending September 30, 2007, such rate shall be determined pursuant to the provisions above. The Supplemental Term Loan Cash Amount shall be paid, and the Supplemental Term Loan Deferred Fee Amount shall be capitalized as additional principal of the Term Loan upon which such Supplemental Term Loan Deferred Fee Amount is owed, in each case on the date of the interest payments for the applicable Term Loan as provided in Section 2.09(e). In addition to the payment dates specified in Section 2.09(e), on the Supplemental Interest Termination Date, the Borrower shall pay all outstanding Supplemental Term Loan Cash Amounts and all Supplemental Term Loan Deferred Fee Amounts on all Term Loans as specified in the definition of Supplemental Interest Termination Date.

SUBPART 2.3. Excess Cash Flow. Section 2.13(b)(iv) of the Existing Credit Agreement is hereby amended by deleting Section 2.13(b)(iv) and replacing such section in its entirety with the following:

(iv) Excess Cash Flow. Within 120 days after the end of each fiscal year, the Borrower shall prepay the Loans and/or cash collateralize the reimbursement obligations of the Borrower hereunder in respect of Letters of Credit in an amount equal to 100% (if the Total Leverage Ratio as of the end of such fiscal year is equal to or greater than 4.00 to 1.00), 75% (if the Total Leverage Ratio as of the end of such fiscal year is less than 4.00 to 1.00 but equal to or greater than 2.50 to 1.00) or 50% (if the Total Leverage Ratio as of the end of such fiscal year is less than 2.50 to 1.00) of the Excess Cash Flow earned during such prior fiscal year (such prepayment to be applied as set forth in clause (xii) below).

SUBPART 2.4. Additional Prepayment. The following is hereby added to the Existing Credit Agreement as Section 2.13(b)(xiv):

(xiv) Additional Prepayment. Notwithstanding the provisions of Section 2.13(b)(vii) (which provisions shall not be applicable to the Additional Equity), not later than the Business Day immediately following the date when the Additional Equity is received by the Borrower, but in no event later than October 16, 2007 (such date, the “Additional Prepayment Date”), the Borrower shall make a prepayment in respect of the Term Loan (which prepayment shall be accompanied by interest on the applicable principal amount to be prepaid through the date of prepayment) in an amount such that the principal amount of the Term Loan prepaid on the Additional Prepayment Date is equal to the Additional Equity less the First Amendment Fees and Expenses. Such prepayment of the Term Loan pursuant to this clause (xiv) shall be applied pro rata to the remaining amortization payments thereof set forth in Section 2.13(d).

SUBPART 2.5. Financial Covenants. Section 7.07 of the Existing Credit Agreement is hereby amended by deleting Section 7.07 and replacing such section in its entirety with the following:

Section 7.07 Financial Covenants.

(a) Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio as of the end of any fiscal quarter of the Borrower and its Subsidiaries to be greater than (i) if the Supplemental Interest Termination Date has not occurred, the ratio set forth below opposite such period in Column A and (ii) if the Supplemental Interest Termination Date has occurred, the ratio set forth below opposite such period in Column B:

Four fiscal quarters ending	Column A Maximum Total Leverage Ratio	Column B Maximum Total Leverage Ratio
September 30, 2007	7.00:1.00	5.10:1.00
December 31, 2007	8.30:1.00	4.25:1.00
March 31, 2008	8.75:1.00	4.20:1.00
June 30, 2008	8.15:1.00	4.20:1.00
September 30, 2008	5.75:1.00	4.20:1.00
December 31, 2008	4.75:1.00	3.65:1.00
March 31, 2009	4.60:1.00	3.35:1.00
June 30, 2009	4.60:1.00	3.35:1.00
September 30, 2009	4.30:1.00	3.35:1.00
December 31, 2009	3.80:1.00	3.10:1.00
March 31, 2010	2.85:1.00	2.85:1.00
June 30, 2010	2.85:1.00	2.85:1.00
September 30, 2010	2.85:1.00	2.85:1.00
December 31, 2010	2.70:1.00	2.70:1.00
March 31, 2011	2.60:1.00	2.60:1.00
June 30, 2011	2.60:1.00	2.60:1.00
September 30, 2011	2.60:1.00	2.60:1.00
December 31, 2011	2.60:1.00	2.60:1.00
March 31, 2012	2.60:1.00	2.60:1.00
June 30, 2012	2.60:1.00	2.60:1.00
September 30, 2012	2.60:1.00	2.60:1.00
December 31, 2012	2.60:1.00	2.60:1.00

(b) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower and its Subsidiaries to be less than (i) if the Supplemental Interest Termination Date has not occurred, the ratio set forth below opposite such period in Column A and (ii) if the Supplemental Interest Termination Date has occurred, the ratio set forth below opposite such period in Column B:

Four fiscal quarters ending	Column A Minimum Interest Coverage Ratio	Column B Minimum Interest Coverage Ratio
September 30, 2007	1.08:1.00	2.40:1.00
December 31, 2007	1.08:1.00	2.40:1.00
March 31, 2008	1.08:1.00	2.40:1.00
June 30, 2008	1.28:1.00	2.40:1.00
September 30, 2008	1.90:1.00	2.40:1.00
December 31, 2008	2.25:1.00	2.40:1.00
March 31, 2009	2.25:1.00	2.65:1.00
June 30, 2009	2.50:1.00	2.65:1.00
September 30, 2009	2.70:1.00	2.65:1.00
December 31, 2009	2.85:1.00	2.90:1.00
March 31, 2010	3.40:1.00	2.90:1.00
June 30, 2010	3.40:1.00	2.90:1.00
September 30, 2010	3.40:1.00	2.90:1.00
December 31, 2010	3.40:1.00	3.40:1.00
March 31, 2011	3.90:1.00	3.40:1.00
June 30, 2011	3.90:1.00	3.40:1.00
September 30, 2011	3.90:1.00	3.40:1.00
December 31, 2011	3.90:1.00	3.90:1.00
March 31, 2012	3.90:1.00	3.90:1.00
June 30, 2012	3.90:1.00	3.90:1.00
September 30, 2012	3.90:1.00	3.90:1.00
December 31, 2012	3.90:1.00	3.90:1.00

SUBPART 2.6. Management Fees. Section 7.09(e) of the Existing Credit Agreement is hereby amended by deleting Section 7.09(e) and replacing such section in its entirety with the following:

(e) subject to the conditions below, payments by the Borrower to Tenaska Capital Management, LLC under the Management Agreement in an aggregate amount not to exceed in any fiscal year (in each case including payments made in such fiscal year prior to the Closing Date) (i) $2,000,000 or (ii) in the event the Total Leverage Ratio was 3.5 to 1.0 or less for the preceding fiscal year end as established by the Required Financial Information for such fiscal year, $3,000,000; provided no payments may be made if a Default or Event of Default shall have occurred and be continuing or if the Total Leverage Ratio, as established by the most recent Required Financial Information for the preceding four fiscal quarters or for the most recent fiscal year ended, is greater than or equal to 4.0 to 1.0 on a pro forma basis after taking into account the payments being made by the Borrower to Tenaska Capital Management, LLC under the Management Agreement;

PART III

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1. First Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment.”

SUBPART 3.2. Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Parent, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent.

SUBPART 3.3. Amendment Fee. The Borrower shall have paid or caused to be paid to the Administrative Agent (for the pro rata benefit of the Consenting Lenders in proportion to their Loans (after giving effect to the prepayment of principal required by Section 2.13(b)(xiv)) in good and immediately available Dollars a fully-earned amendment fee equal to the product of (a) 0.125% and (b) the aggregate amount of all of the outstanding Term Loans (after giving effect to the prepayment of principal required by Section 2.13(b)(xiv)) and Revolving Commitments held by Lenders delivering to the Administrative Agent an executed signature page to this Amendment on or before noon E.D.T. on September 26, 2007 ( the “Consenting Lenders”).

SUBPART 3.4. Other Amounts. The Borrower shall have paid or caused to be paid to the applicable party in good and immediately available Dollars (a) any and all other amounts not referenced in Subpart 3.3, if any, due and owing to any Lender, the Administrative Agent and/or any Issuing Bank, (b) the amounts previously invoiced by Moore & Van Allen PLLC and Thelen Reid Brown Raysman & Steiner LLP, which remain outstanding in connection with matters relating to the Existing Credit Agreement and/or the Amended Credit Agreement and (c) any other amounts reasonably acceptable to the Administrative Agent.

SUBPART 3.5. Additional Equity Contribution. (a) On or after the First Amendment Effective Date, but not later than October 15, 2007, the Borrower shall have received the Additional Equity and (b) the Administrative Agent shall have received evidence satisfactory to it of the Borrower’s receipt of such Additional Equity.

PART IV

MISCELLANEOUS

SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.3. References in Other Agreements. At such time as this Amendment shall become effective pursuant to the terms of Part III, all references in the Loan Documents to the “Credit Agreement,” the “Agreement” or any other like reference shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

SUBPART 4.4. Confirmation by Guarantors. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees to the Administrative Agent, each Issuing Bank, the Lenders and each Secured Swap Provider, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations (including without limitation as such are modified pursuant to this Amendment).

SUBPART 4.5. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) this Amendment constitutes, a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (d) the representations and warranties contained in Article V of the Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (e) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.

SUBPART 4.6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 4.7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SUBPART 4.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.9. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable out of pocket fees and expenses of Moore & Van Allen PLLC.

SUBPART 4.10. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment, all terms and conditions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, without modification or limitation.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

INFRASTRUX GROUP, INC.,
a Washington corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

GUARANTORS:

INFRASTRUX HOLDINGS, LLC,
a Delaware limited liability company

By:	TPF Power, Inc.,
a Delaware corporation
Its:	Manager

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

UTILX CORPORATION,
a Delaware corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

GI ACQUISITION, INC.,
a Delaware corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

LINEAL HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

LINEAL INDUSTRIES, INC.,
a Pennsylvania corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

INTERCON CONSTRUCTION, INC.,
a Wisconsin corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

INTERCON CONSTRUCTION TRUCKING, INC.,
a Wisconsin corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

INTERPOWER LINE SERVICES CORPORATION,
a Delaware corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

TRAFFORD CORPORATION,
a Pennsylvania corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

SKIBECK PIPELINE COMPANY, INC.,
a New York corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

SKIBECK PLC, INC.,
a New York corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

TEXAS ELECTRIC UTILITY CONSTRUCTION MANAGEMENT, L.L.C.,
a Texas limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

TEXAS ELECTRIC UTILITY CONSTRUCTION, LTD.,
a Texas limited partnership

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Manager

FLOWERS HOLDING CO., INC.
a Texas corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

FLOWERS MANAGEMENT CO., INC.
a Texas corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

FLOWERS LIMITED PARTNER, INC.
a Nevada corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

FLOWERS CONSTRUCTION CO., L.P.
a Texas limited partnership

By:	Flowers Management Co., Inc.,
a Texas corporation
Its:	General Partner

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

CHAPMAN CONSTRUCTION MANAGEMENT CO., INC.
a Texas corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

CHAPMAN HOLDING CO., INC.
a Nevada corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

CHAPMAN CONSTRUCTION CO., L.P.
a Texas limited partnership

By:	Chapman Construction Management Co., Inc.,
a Texas corporation
Its:	General Partner

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

GILL ELECTRIC MANAGEMENT L.L.C.,
a Texas limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

GILL ELECTRIC SERVICES, LTD.,
a Texas limited partnership

By:	Gill Electric Management, L.L.C.,
a Texas limited liability company
Its:	General Partner

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

B & H MAINTENANCE AND CONSTRUCTION, INC.
a New Mexico corporation

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

HAWKEYE, LLC,
a New York limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

HALPIN LINE CONSTRUCTION, LLC,
a New York limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

PREMIER UTILITY LOCATING, LLC,
a New York limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

BEMIS, LLC,
a Vermont limited liability company

By:	/s/ Daniel E. Lonergan
Name:	Daniel E. Lonergan
Title:	Vice President

INFRASTRUX HAWKEYE HOLDINGS, LLC,
a Delaware limited liability company

By:	InfrastruX Group, Inc.,
a Washington corporation
Its:	Manager

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

INFRASTRUX ENERGY GP, LLC,
a Delaware limited liability company

By:	TPF Power, Inc.,
a Delaware corporation
Its:	Manager

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President

INFRASTRUX ENERGY LP, LLC,
a Delaware limited liability company

By:	TPF Power, Inc.,
a Delaware corporation
Its:	Manager

	By:	/s/ Daniel E. Lonergan
	Name:	Daniel E. Lonergan
	Title:	Vice President